UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2006
Cardica, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51772	94-3287832
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

900 Saginaw Drive, Redwood City, CA		94063
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (650) 364-9975
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 3.03 Material Modification to Rights of Security Holders
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.14
EXHIBIT 10.15
EXHIBIT 10.16
EXHIBIT 99.1

Item 1.01 Entry Into a Material Definitive Agreement
     On November 7, 2006, Cardica, Inc. (the “Company”) entered into a note conversion agreement with Guidant Investment Corporation (“Guidant”), which is wholly owned by Boston Scientific, Inc. (“Boston Scientific”) pursuant to which Guidant converted a portion of the Company’s outstanding indebtedness to Guidant into shares of the Company’s Common Stock (the “Note Conversion Agreement”). The Company had previously issued to Guidant 8.75% Notes, dated August 19, 2003 and February 25, 2004 in the principal amounts of $5,000,000 and $5,250,000, respectively, which would have matured in August 2008 (the “Notes”). Pursuant to the Note Conversion Agreement, $7,162,750.00 of the outstanding principal amount under the Notes was converted into an aggregate of 1,432,550 shares of the Company’s Common Stock (the “Shares”) at a conversion price of $5.00 per share. The remaining principal balance of $3,087,250.00, along with accrued interest of $2,651,729.50, was paid in cash to Boston Scientific in full satisfaction of all amounts owing under the Notes, and the Notes have been cancelled.
     In connection with the issuance of the Shares upon conversion of the Notes, the Company and Guidant entered into a registration rights agreement, dated November 7, 2006 (the “Registration Rights Agreement”), providing Guidant with S-1 demand registration rights, piggyback registration rights, and S-3 demand registration rights. Under the Registration Rights Agreement, Guidant may make a demand for registration on Form S-1 of up to 20% of the Shares at any time commencing on May 7, 2007, and may make a demand for registration on Form S-1 of up to all of the Shares at any time commencing on November 7, 2007, so long as the Shares to be included in such registration would have an aggregate offering price of at least $2,500,000 and subject to customary limitations (the “S-1 Demand Rights”). Guidant may exercise its S-1 Demand Rights once in any 12 month period. Additionally, under the Registration Rights Agreement, Guidant has unlimited S-3 demand registration rights pursuant to which Guidant may demand registration of the resale of the Shares on Form S-3 if the Shares to be included in such registration would have an aggregate offering price of at least $1,000,000, subject to other customary limitations (the “S-3 Demand Rights,” and together with the S-1 Demand Rights, the “Demand Rights”). In addition to the Demand Rights, Guidant has been granted piggyback registration rights with respect to the Shares (together with the Demand Rights, the “Guidant Registration Rights”) that are pari passu with the piggyback registration rights of the Company’s existing holders of registration rights under its Amended and Restated Investor Rights Agreement dated August 19, 2003, as amended (the “Investor Rights Agreement”). The Demand Rights are senior to the rights held by the Company’s existing holders of registration rights under the Investor Rights Agreement. The Registration Rights Agreement provides for customary cross indemnification.
     The Company has also amended the Investor Rights Agreement pursuant to a Consent to Grant of Registration Rights and Amendment to Amended and Restated Investor Rights Agreement, dated November 7, 2006 (the “Consent and Amendment”). Under the Consent and Amendment, the existing holders of registration rights under the Investor Rights Agreement consented to the granting of the Guidant Registration Rights to Guidant and amended the Investor Rights Agreement to permit the Guidant Registration Rights to be senior to and, in some cases, pari passu with the registration rights set forth in the Investor Rights Agreement.
     Prior to entering into the Note Conversion Agreement, Guidant owned approximately 11.7% of the Company’s outstanding stock, making it the Company’s largest stockholder and an affiliate of the Company. Additionally, Guidant is a party to the Investor Rights Agreement and the Consent and Amendment. The Consent and Amendment also was executed by entities affiliated with certain members of the Company’s Board of Directors.
     The foregoing descriptions of the Note Conversion Agreement, Registration Rights Agreement and Consent and Amendment are summaries of the material terms of such agreements, do not purport to be complete, and are qualified in their entirety by reference to the Note Conversion Agreement, Registration Rights Agreement and Consent and Amendment which are filed as Exhibit 10.14, Exhibit 10.15 and Exhibit 10.16, respectively, to this current report on Form 8-K and are incorporated by reference herein.
Item 3.02 Unregistered Sales of Equity Securities
     As described more fully in Item 1.01 above, on November 7, 2006 the Company issued 1,432,550 shares of the Company’s Common Stock upon the conversion of $7,162,750.00 in principal under the Notes, at a conversion price of $5.00 per share. The issuance was made in reliance on Rule 506 promulgated under the Securities Act of 1933, as amended, and was made without general solicitation or advertising. Guidant is an accredited investor with access to all relevant information necessary to evaluate the investment and represented to the Company that the shares were being acquired for investment purposes only. A Form D filing will be made in accordance with the requirements of Regulation D.
Item 3.03 Material Modification to Rights of Security Holders
     Reference is made to the Consent and Amendment described more fully in Item 1.01 above.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.14	Note Conversion Agreement, dated November 7, 2006, by and between Cardica, Inc. and Guidant Investment Corporation.

10.15	Registration Rights Agreement, dated November 7, 2006, by and between Cardica, Inc. and Guidant Investment Corporation.

10.16	Consent to Grant of Registration Rights and Amendment to Amended and Restated Investor Rights Agreement, dated November 7, 2006, by and between Cardica, Inc. and the investors set forth therein.

99.1	Press release dated November 8, 2006 related to the transaction described in this Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardica, Inc. (Registrant)
Date: November 8, 2006	/s/ Robert Y. Newell
Robert Y. Newell, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.14	Note Conversion Agreement, dated November 7, 2006, by and between Cardica, Inc. and Guidant Investment Corporation.

10.15	Registration Rights Agreement, dated November 7, 2006, by and between Cardica, Inc. and Guidant Investment Corporation.

10.16	Consent to Grant of Registration Rights and Amendment to Amended and Restated Investor Rights Agreement, dated November 7, 2006, by and between Cardica, Inc. and the investors set forth therein.

99.1	Press release dated November 8, 2006 related to the transaction described in this Form 8-K.